INVESTOR RIGHTS AGREEMENT
This Investor Rights Agreement (this "Agreement") is made and entered into as of June 24th, 2015, among Be At, TV, Inc., a Nevada corporation (the "Company"), Belloc Pty Ltd., having an address at PO Box H225 Australia Square, NSW 1215, (the "Investor Representative"), and each of the holders of the Registrable Securities (as defined herein) that have executed this Agreement (each such holder, a "Holder" and, collectively, the "Holders").
The Company, the Investor Representative and each Holder (each, a "Party" and two or more being "Parties") hereby agree as follows:
1.	DEFINITIONS
1.1	As used in this Agreement, the following terms shall have the following meanings:
"Advice" has the meaning set forth in Section 6.4.
"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.
"Commission" means the United States Securities and Exchange Commission.
"Common Stock" means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.
"Effectiveness Date" means, with respect to the Initial Registration Statement required to be filed hereunder, the 90th calendar day following the date hereof and with respect to any additional Registration Statements which may be required pursuant to Section 2.3 or Section 3.1(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that, in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.
"Effectiveness Period" has the meaning set forth in Section 2.1.
"Event" has the meaning set forth in Section 2.5.
"Event Date" has the meaning set forth in Section 2.5.
"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Filing Date" means, with respect to the Initial Registration Statement required hereunder, the 30th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 2.3 or Section 3.1(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.
"Indemnified Party" has the meaning set forth in Section 5.3.
"Indemnifying Party" has the meaning set forth in Section 5.3.
"Initial Registration Statement" means the initial Registration Statement filed pursuant to this Agreement.
"Losses" has the meaning set forth in Section 5.1.
"Person" means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind.
"Plan of Distribution" has the meaning set forth in Section 2.1.
"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.
"Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
"Registrable Securities" means: (a) all shares of Common Stock owned by the Holders as are set out in the respective signature pages of the Holders; (b) all shares of Common Stock issuable upon exercise of the warrants of the Company held by the Holders as are set out in the respective signature pages of the Holders (assuming on such date the warrants are exercisable in full without regard to any exercise limitations therein); and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) when: (d) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement; (e) such Registrable Securities have been previously sold in accordance with Rule 144 or pursuant to any other available exemption; or (f) such securities become eligible for resale pursuant to Rule 144 (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

"Registration Statement" means any registration statement required to be filed hereunder pursuant to Section 2.1 and any additional registration statements contemplated by Section 2.3 or Section 3.1(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.
"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
"Rule 405" means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
"Rule 461" means Rule 461 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
"SEC Guidance" means: (a) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (b) the Securities Act.
"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
"Selling Stockholder Questionnaire" has the meaning set forth in Section 3.1(a).
"Trading Day" means a day on which the principal Trading Market is open for trading.

"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQX, the OTCQB or the OTC Pink Sheets (or any successors to any of the foregoing).
"Transfer Agent" means Clear Trust, LLC, the current transfer agent of the Company, with a mailing address of 16540 Pointe Village Drive, Suite 210, Lutz, Florida 33558, and a telephone number of (813) 235-4490, and any successor transfer agent of the Company.
2.	HOLDERS' RIGHTS
2.1            The Parties acknowledge and agree that the Holder acquired the Registrable Securities pursuant to a private placement financing (the "Financing") by the Company that closed concurrently with the Company's acquisition of Epic Stores Corp. ("Epic"), a Nevada company, pursuant to a share exchange agreement among the Company, Epic and the shareholders of Epic (the "Share Exchange Agreement"), pursuant to which the Company and Epic agreed to grant certain rights to the Holders.
2.2            In accordance with the terms of the Share Exchange Agreement, the Company agrees that, until the date that is three years following the closing of the Share Exchange Agreement, the Holders shall be entitled to:
(a)	nominate the Investor Nominee (as defined in the Share Exchange Agreement) to the board of directors of the Company (the "Board"); and
(b)	appoint a representative (the "Holder Representative") that will be permitted to attend, as an observer, in person or by teleconference, all meetings of the Board and the management of the Company and any subsidiary thereof (each, a "Company Meeting").
2.3            The Company agrees that: (a) the Company will give the Holder Representative notice of any Company Meeting at least one Business Day prior to any such Company Meeting; and (b) in the event that the Board, or the board of any subsidiary thereof, determines to take any action by written consent resolution, without the formality of holding a meeting, the proposed form of such written consent resolution, and any supporting documentation, will be provided by the Company to the Holder Representative at least one Business Day prior to any such action being taken. Notwithstanding the foregoing, in the event that an Investor Nominee is currently a member of the Board, the Company will not be required to give one Business Day's prior notice of any Company Meeting or proposed consent resolution, as it will be assumed that the Investor Nominee will give the Holder Representative such notice.
2.4            The Parties agree that the Company will, at the request of the Holder Representative, meet with the Holder Representative, either in person or by teleconference, at such date and time as may be determined by the Holder Representative, provided that at least one Business Day's prior notice of such meeting is provided by the Holder Representative to the Company. The Company acknowledges and agrees that it is the expectation of the Holders that the Holder Representative will request such meetings on at least a monthly basis, and the Company agrees to make management available to attend such meetings.

2.5            The Company agrees that it will not use any proceeds of the Financing for the purpose of repayment of any amounts owing with respect to: (a) any outstanding notes payable of the Company or any subsidiary thereof, or (b) any outstanding dividends payable by the Company or any subsidiary thereof.
3.	REGISTRATION
3.1            On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  Each Registration Statement filed hereunder shall be on Form S-1 or S-3, as applicable, and shall contain (unless otherwise directed by the Holders of at least 85% of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any warrant or other security of the Company)) substantially the "Plan of Distribution" attached hereto as Schedule A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3.1(c)), to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement: (a) have been sold, thereunder or pursuant to Rule 144 or any other applicable exemption, or (b) may be sold pursuant to Rule 144 (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company) (the "Effectiveness Period"). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Pacific Time on a Trading Day. The Company shall immediately notify the Holders by email of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission or the Commission posts the notice of effectiveness of such Registration Statement on EDGAR. The Company shall, by 2:00 p.m. Pacific Time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.
3.2             Notwithstanding the registration obligations set forth in Section 2.1, if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its best efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or Form S-3, as applicable, or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2.5 with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

3.3            Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2.5, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:
(a)	first, the Company shall reduce or eliminate any securities to be included by any Person other than a Holder; and
(b)	second, the Company shall reduce the Registrable Securities (applied on a pro rata basis based on the total number of Registrable Securities held by the Holders).
In the event of a reduction hereunder, the Company shall give the Holder at least five Trading Days prior written notice along with the calculations as to such Holder's allotment of Registrable Securities to be registered on the applicable Registration Statement. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or Form S-3, as applicable, or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.
3.4            If: (a) the Initial Registration Statement is not filed on or prior to its Filing Date (or if the Company files the Initial Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3.1(a), the Company shall be deemed to have not satisfied this clause (a)); (b) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be "reviewed" or will not be subject to further review; (c) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective; (d) a Registration Statement is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement to the extent required by the terms of this Agreement; (e) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten consecutive calendar days or more than an aggregate of twenty calendar days (which need not be consecutive calendar days) during any 12-month period; or (f) the Company breaches any of its covenants or agreements contained in this Agreement (any such failure or breach being referred to as an "Event", and for purposes of clauses (a), (d) and (f), the date on which such Event occurs, and for purpose of clause (b) the date on which such five Trading Day period is exceeded, and for purpose of clause (c) the date which such ten calendar day period is exceeded, and for purpose of clause (e) the date on which such ten or twenty calendar day period, as applicable, is exceeded being referred to as an "Event Date"), then, in addition to any other rights the Holders may have hereunder, or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder who has Registrable Securities an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.5% multiplied by the aggregate investment amount, as shown on the signature page of each Holder. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within 14 days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to such Holder of Registrable Securities, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

4.	REGISTRATION PROCEDURES
4.1            In connection with the Company's registration obligations hereunder, the Company shall:
(a)	not less than five Trading Days prior to the filing of each Registration Statement, and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference): (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holders advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Schedule B (a "Selling Stockholder Questionnaire") on a date that is not less than two Trading Days prior to the Filing Date or by the end of the third Trading Day following the date on which such Holder receives draft materials in accordance with this Section 3.1(a);
(b)	(i) prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period, and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

(c)	if during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, file, as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities;
(d)	notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (iv) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein, or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries;

(e)	use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of: (i) any order stopping or suspending the effectiveness of a Registration Statement; or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;
(f)	furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form;
(g)	subject to the terms of this Agreement, consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3.1(d);
(h)	cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two Trading Days of request therefor;

(i)	prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction;
(j)	if requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request;

(k)	upon the occurrence of any event contemplated by Section 3.1(d), as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3.1(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company shall use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3.1(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2.5, for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period;
(l)	comply with all applicable rules and regulations of the Commission; and

(m)	in the Company's discretion, require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.
5.	REGISTRATION EXPENSES
5.1            All fees and expenses incident to the performance of, or compliance with, this Agreement by the Company shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation: (a) all registration and filing fees (including, without limitation, fees and expenses of the Company's counsel and independent registered public accountants): (i) with respect to filings made with the Commission, (ii) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed or quoted for trading, (iii) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (iv) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale; (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities); (c) messenger, telephone and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) Securities Act liability insurance, if the Company so desires such insurance; and (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing or admission of the Registrable Securities on the Trading Market as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or any other costs of any Holder.
6.	INDEMNIFICATION
6.1            The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to: (a) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; or (b) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that: (A) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Schedule A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3.1(d)(iii) to (vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6.4, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6.8.

6.2            Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (a) such Holder's failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (b) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Schedule A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3.1(d)(iii) to (vi), to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6.4, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder under this Section 5.2 be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

6.3            If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.
6.4            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless: (a) the Indemnifying Party has agreed in writing to pay such fees and expenses, (b) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (c) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

6.5             Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.
6.6            If the indemnification under Section 5.1 or 5.2 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a Party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other fees or expenses incurred by such Party in connection with any Proceeding to the extent such Party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such Party in accordance with its terms.
6.7            The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5, no Holder shall be required to contribute pursuant to this Section 5, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
6.8            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.	MISCELLANEOUS
7.1            In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.
7.2            Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission or there are no Registrable Securities, provided that this Section 6.2 shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement and provided further that each Holder shall be entitled to waive this or any clause in this Agreement solely with respect to such Holder's Registrable Securities.
7.3            Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.
7.4            Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3.1(d)(iii) to (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company shall use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2.5.
7.5            If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company's equity incentive or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6.5 that are eligible for resale pursuant to Rule 144 pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

7.6            The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 51% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any warrant or other security of the Company).  If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6.6. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the Parties.
7.7            All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to each Holder shall be directed to the address of the Holder as set forth on each Holder's respective signature page of this Agreement, and notices to the Company shall be directed to it at 20805 North 19th Avenue, Phoenix, Arizona, USA 85027, Attn: Brian Davidson, email: brian@epicthriftstores.com.
7.8            This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the Parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. At any time on or before the Initial Registration Statement is declared effective, any Holder may assign any or all of such Holder's rights under this Agreement to any Person to whom such Holder assigns or transfers any Registrable Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Registrable Securities, by the provisions of this Agreement that apply to the Holders.
7.9            Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
7.10            This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties, it being understood that no Party need sign the same counterpart. In the event that any signature is delivered by email delivery of a pdf format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such pdf signature page were an original thereof.

7.11            This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein.
7.12            The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.
7.13            If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
7.14            The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.
7.15            The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have executed this Investor Rights Agreement as of the date first written above.
BE AT TV, INC.
By:  /s/ Paul Medley

BELLOC PTY LTD
By:  /s/ Adam Blumenthal

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS]

_______________________________________________________________
(Signature of Holder or Authorized Signatory of Holder if not an individual)
_______________________________________________________________
(Name of Holder – if an Individual)
_______________________________________________________________
(Name of Authorized Signatory – if Holder not an Individual)

 _______________________________________________________________
(Title of Authorized Signatory – if Holder not an Individual)

 _______________________________________________________________
(Address of Holder, including city and state or province)

_______________________________________________________________
(Country of residence and zip or postal code)

 ______________________________________________________________
(Telephone Number)

 _______________________________________________________________
(Email Address)

_______________________________________________________________
(Signature of Witness – if Holder is an Individual)

_______________________________________________________________
(Print name of Witness – if Holder is an Individual)

 _______________________________________________________________
(Number of Registrable Securities)

_______________________________________________________________
(Investment Amount)

[SIGNATURE PAGES CONTINUE]

[Schedules intentionally omitted]